EXHIBIT 99.4

SERIES 2001-1G MEDALLION TRUST MONTHLY & QUARTERLY SERVICERS CERTIFICATE

MONTHLY & QUARTERLY SUMMARY DISTRIBUTION DETAILS
--------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                           20-Apr-01
Determination Date                                                     01-Nov-02
Notice Date                                                            15-Nov-02
Monthly Distribution Date                                              18-Nov-02
Start monthly Accrual Period                                           18-Oct-02
End monthly Accrual Period                                             18-Nov-02
No. Of Days in monthly Accrual Period                                         31
Start Quarterly Accrual Period                                         19-Aug-02
No. Of Days in quarterly Accrual Period                                       91
Start Collection Period                                                01-Oct-02
End Collection Period                                                  31-Oct-02
No. Of Days in  Collection Period                                             31
Quarterly Distribution Date                                            18-Nov-02
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                                 No. of      Initial Invested     Initial Invested
                                                Certificates      Amount (US$)          Amount (A$)
                                                ------------    ----------------    ------------------
Class A-1 Notes                                      11,000       1,100,000,000     2,267,106,347.90
Class A-2 Tranche 1 Notes                             3,300                           330,000,000
Class A-2 Tranche 2 Notes                             2,550                           255,000,000
Class B Notes                                           390                            39,000,000
Redraw Bond - series 1                                    0                                     0
Redraw Bond - series 2                                    0                                     0
US$/A$ exchange rate at issue                                           0.4852
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                                  Bank          Coupon       Coupon
                                                                Bill Rate       Margin        Rate
                                                                ---------       ------       ------
Class A-1 Notes (payable to Currency Swap Provider)              4.9983%       0.3445%       5.3428%
Class A-2 Tranche 1 Notes                                        4.8683%       0.2400%       5.1083%
Class A-2 Tranche 2 Notes                                        4.8683%       0.3500%       5.2183%
Class B Notes                                                    4.9983%       0.5000%       5.4983%
Redraw Bond - series 1                                           0.0000%       0.0000%       0.0000%
Redraw Bond - series 2                                           0.0000%       0.0000%       0.0000%

BBSW Coupon & Unpaid Coupon Rate for Quarterly Accrual Period    4.9983%
BBSW Monthly Accrual Period and Facilities                       4.8683%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                  Per Cert.         Aggregate
Total Interest Amount:                           ----------      --------------

   Class A-1 Notes                                 1,758.19       19,340,090.00
   Class A-2 Tranche 1 Notes                         128.83          425,139.00
   Class A-2 Tranche 2 Notes                         443.19        1,130,134.50
   Class B Notes                                   1,340.51          522,798.90
   Redraw Bond - series 1                              --                  --
   Redraw Bond - series 2                              --                  --
Principal:
   Class A - 1 Notes                              11,352.71      124,879,810.00
   Class A-2 Tranche 1 Notes                       3,201.67       10,565,511.00
   Class A-2 Tranche 2 Notes                           --                  --
   Class B Notes                                     444.98          173,542.20
   Redraw Bond - series 1                              --                  --
   Redraw Bond - series 2                              --                  --
Total:
   Class A 1 Notes                                13,110.90      144,219,900.00
   Class A-2 Tranche 1 Notes                       3,330.50       10,990,650.00
   Class A-2 Tranche 2 Notes                         443.19        1,130,134.50
   Class B Notes                                   1,785.49          696,341.10
   Redraw Bond - series 1                              --                  --
   Redraw Bond - series 2                              --                  --
   Total                                          18,670.08      157,037,025.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                   Last                Current
                                           Distribution         Distribution
                                               Date                  Date
                                           -------------       --------------

Class A Notes                                0.64042764           0.58534430
Class A-2 Tranche 1 Notes                    0.29694520           0.26492850
Class A-2 Tranche 2 Notes                    1.00000000           1.00000000
Class B Notes                                0.97790200           0.97345220
Redraw Bond - series 1                               --                   --
Redraw Bond - series 2                               --                   --
--------------------------------------------------------------------------------


MONTHLY CASHFLOW WORKING SHEET
------------------------------                                   Per Certificate         Aggregate
                                                                        $                     $
                                                                 ---------------      --------------
  Finance Charge Collections                                                            9,701,008.26
  Finance Charge Collections - Repurchases                                                      --
  Finance Charge Damages                                                                        --
  Income due to Seller                                                                          --
  Other Income                                                                            728,888.21
Previous Income Carry Over Amount                                                      17,255,580.22
AVAILABLE DISTRIBUTION AMOUNT                                                          27,685,476.69

  Taxes                                                                                       130.00
  Trustee Fee                                                                              12,368.41
  Security Trustee Fee                                                                          --
  Manager Fee                                                                              46,959.84
  Servicing Fee                                                                           373,485.61
  Liquidity Commitment Fee                                                                  5,945.21
  Redraw Commitment Fee                                                                     5,095.89
  Support Facility Payments                                                             1,549,795.28
  Support Facility Receipts                                                                     --
  Expenses                                                                                  9,168.47
  Previous Unpaid Facility Int Chg - Liquidity                                                  --
  Liquidity Interest Charge + Previous Unpaid                                                   --
  Previous Unpaid Facility Int Chg - Redraw Facility                                            --
  Redraw Interest Charge + Previous Unpaid                                                      --
  Repayment of Liquidity Facility                                                               --
  Total Interest Amount - Class A1 Notes                                               19,340,090.00
            Class A-2 Tranche 1 Notes                                                     425,139.00
            Class A-2 Tranche 2 Notes                                                   1,130,134.50
                      - Class B Notes                                                     522,798.90
                      - Redraw Bonds - series 1                                                 --
                      - Redraw Bonds - series 2                                                 --
REQUIRED DISTRIBUTION AMOUNT                                                           23,421,111.11

Income Shortfall                                                                                --
Liquidity Facility Draw                                                                         --

Income Carryover Amount                                                                         --
Principal Chargeoff Unreimbursement                                                             --
Principal Chargeoff                                                                             --
Total Principal Chargeoff Reimbursement Due                                                     --
Accrued Interest on Class A-1 Notes                                                             --
Accrued Interest on Class B Notes                                                               --
Available Income + Undrawn liquidity-Required
   Income Amount - Class A-1 notes accrued Interest                                    74,264,365.58

PAYMENT ALLOCATION CASCADE
--------------------------
  Available Distribution Amount                                                        27,685,476.69
  Liquidity Facility Draw                                                                       --
Available Funds                                                                        27,685,476.69




                                  Page 2 of 8


                                                            DUE       AVAILABLE              PAID
                                                  -------------    -------------         -----------
  Taxes                                                  130.00    27,685,476.69              130.00
  Trustee Fee                                         12,368.41    27,685,346.69           12,368.41
  Security Trustee Fee                                        -    27,672,978.28                 --
  Manager Fee                                         46,959.84    27,672,978.28           46,959.84
  Servicing Fee                                      373,485.61    27,626,018.44          373,485.61
  Liquidity Commitment Fee                             5,945.21    27,252,532.83            5,945.21
  Redraw Commitment Fee                                5,095.89    27,246,587.62            5,095.89
  Support Facility Payments                        1,549,795.28    27,241,491.73        1,549,795.28
  Support Facility Receipts                                   -    25,691,696.45                 --
  Expenses                                             9,168.47    25,691,696.45            9,168.47
  Liquidity Interest Charge                                   -    25,682,527.98                 --
  Repayment of Liquidity Facility                             -    25,682,527.98                 --

  Coupon Payable - Redraw Facility                            -    25,682,527.98                 --
                 - Class A-1 Notes                 19,340,090.00   25,682,527.98       19,340,090.00
                 - Class A-2 Tranche 1 Notes          425,139.00    6,342,437.98          425,139.00
                 - Class A-2 Tranche 2 Notes        1,130,134.50    5,917,298.98        1,130,134.50
                 - Redraw Bonds - series 1                  --      4,787,164.48                --
                 - Redraw Bonds - series 2                  --      4,787,164.48                --
                 - Class B Notes                      522,798.90    4,787,164.48          522,798.90


Income Carryover Amount                                      --     4,264,365.58

Total Principal Chargeoff Reimbursement                      --                                 --
Arranging Fee                                                                             975,946.16
Excess Distribution                                                                     3,288,419.42


Unpaid Facility Int Chg - Liquidity                                                             --
                        - Redraw                                                                --
Unpaid Security Interest Amount - Class A1 Notes                                                --
                                - Class A-2 Tranche 1 Notes                                     --
                                - Class A-2 Tranche 2 Notes                                     --
                                - Class B Notes                                                 --
                                - Redraw Bonds - series 1                                       --
                                - Redraw Bonds - series 2                                       --

FACILITIES OUTSTANDING
----------------------

Liquidity Commitment Facility Limit                                                                   70,000,000.00
Beginning Liquidity Commitment Facility                                                               70,000,000.00
Previous Liquidity Facility Draw                                                                               --
Repayment of Liquidity Facility                                                                                --
Liquidity Facility Draw                                                                                        --
Ending Liquidity Commitment Facility                                                                  70,000,000.00

Redraw Commitment Facility Limit                                                                      80,000,000.00
Beginning Redraw Commitment Facility                                                                  80,000,000.00
Previous Redraw Facility Draw                                                                                  --
Previous Redraw Facility Draw - Chargeoffs                                                                     --
Repayment of Redraw Facility                                                                                   --
Repayment of Unreimbursed Chargeoffs                                                                           --
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                 --
Redraw Facility Available to Draw                                                                     80,000,000.00
Redraw Facility Draw                                                                                           --
Ending Redraw Commitment Facility                                                                     80,000,000.00



COUPON AND PRINCIPAL DISTRIBUTION WORKSHEET
-------------------------------------------                                     Per Certificate        Aggregate
                                                                                      $                    $
                                                                                ---------------      --------------

COUPON
------
CLASS A-1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                        --                   --
Security Coupon                                                                       1,758.19        19,340,090.00
Total Coupon                                                                                          19,340,090.00

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                        --                   --
Security Coupon                                                                                       19,340,090.00
Coupon Payable                                                                        1,758.19        19,340,090.00
Unpaid Security Coupon                                                                                                            -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                        --                   --
Security Coupon                                                                         128.83           425,139.00
Total Coupon                                                                                             425,139.00

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                                          425,139.00
Coupon Payable                                                                          128.83           425,139.00
Unpaid Security Coupon                                                                                   425,139.00

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                        --                   --
Security Coupon                                                                         443.19         1,130,134.50
Total Coupon                                                                                           1,130,134.50

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                                        1,130,134.50
Coupon Payable                                                                          443.19         1,130,134.50
Unpaid Security Coupon                                                                                         --

CLASS B NOTES
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                        --                   --
Security Coupon                                                                       1,340.51           522,798.90
Total Coupon                                                                                             522,798.90

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                                          522,798.90
Coupon Payable                                                                        1,340.51           522,798.90
Unpaid Security Coupon                                                                                         --

REDRAW BONDS - SERIES 1
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                                                --
Total Coupon                                                                                                   --

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                           --                   --
Coupon Payable                                                                            --                   --
Unpaid Security Coupon                                                                                         --

REDRAW BONDS - SERIES 2
Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on Unpaid Security Coupon                                                                             --
Security Coupon                                                                           --                   --
Total Coupon                                                                              --                   --

Unpaid Security Coupon (after last Distribution Date)                                                          --
Interest on  Unpaid Security Coupon                                                                            --
Security  Coupon                                                                                               --
Coupon Payable                                                                             --                  --
Unpaid Security Coupon                                                                                         --


                                  Page 4 of 8

                                                                                Per Certificate         Aggregate
                                                                                      $                     $
                                                                                ---------------      ----------------
PRINCIPAL AMOUNT
Principal Collections                                                                                 57,182,863.97
Principal Collections - Repurchases                                                                            --
  less Repayment Of Redraw Facility                                                                            --
  less Total Customer Redraw                                                                          (5,614,788.49)
  plus Redraw Facility Draw                                                                                    --
  plus Redraw Bonds Issue this month                                                                           --
  Aggregate Principal Damages from Seller & Servicer                                                           --
  Principal Chargeoff Reimbursement - Class B Notes                                                            --
                                    - Class A-1 Notes                                                          --
                                    - Class A-2 Tranche 1 Notes                                                --
                                    - Class A-2 Tranche 2 Notes                                                --
                                    - Redraw Bonds - Series 1                                                  --
                                    - Redraw Bonds - Series 2                                                  --
                                    - Redraw Facility                                                          --
 Principal rounding b/f                                                                                        --


  Scheduled Principal Amount                                                      2,637,285.92
  Unscheduled Principal Amount - Partial Prepayment less Redraws                 32,130,427.62
  Unscheduled Principal Amount - Partial Prepayment                              37,745,216.11
  Unscheduled Principal Amount - Full Prepayment                                 16,800,361.94
  Unscheduled Principal Amount - less redraws + C/O Reim                         48,930,789.56


Total Available Principal Amount for Redraw Bonds                                                     51,568,075.48

Principal Distribution - Redraw Bonds - Series 1                                          --                   --
Principal Distribution - Redraw Bonds - Series 2                                          --                   --

 Principal rounding b/f                                                                                        --
Total Unscheduled Principal Amount                                                                    48,930,789.56
Total Scheduled Principal Amount                                                                       2,637,285.92
Previous principal carryover amount                                                                   84,050,906.26
Total Available Principal Amount for Notes                                                           135,618,981.74

Principal Allocation
Class A Percentage via Stepdown                                                                                 100%
Class A-1 Principal Payment or Principal Carryover Amount                            11,352.71       124,879,810.00
Class A-2 Tranche 1 Principal Payment                                                 3,201.67        10,565,511.00
Class A-2 Tranche 2 Principal Payment                                                     --                   --
Class B Principal Payment or Principal Carryover Amount                                 444.98           173,542.20

Principal rounding c/f                                                                                       118.54

Outstanding Principal - beginning period                                                           1,758,996,765.64
less Principal Repayment                                                                             (57,182,863.97)
plus Total Customer Redraw                                                                             5,614,788.49
less Principal Losses                                                                                          --
Outstanding Principal - Closing period                                                             1,707,428,690.16

Principal Losses
Principal Losses                                                                                               --
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                       --
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                 --
Net Principal Losses                                                                                           --
Principal Chargeoff  - Class B Notes                                                                           --
                     - Class A Notes                                                                           --
                     - Class A2 Tranche1 Notes                                                                 --
                     - Class A2 Tranche 2 Notes                                                                --
                     - Redraw Bonds Series 1                                                                   --
                     - Redraw Bonds Series 2                                                                   --
                     - Redraw Facility                                                                         --

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --

CLASS A-2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --

CLASS A-2 TRANCHE 2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --



                                  Page 5 of 8

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                    --
Principal Chargeoff                                                                                            --
Principal Chargeoff Reimbursement                                                                              --
Ending Unreimbursed Principal Chargeoffs                                                                       --




                                  Page 6 of 8


INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------
                                                                           Aggregate                    Aggregate
                                                                              US$                           A$
                                                                       -----------------            -----------------
CLASS A-1 NOTES
Initial Invested Amount                                                 1,100,000,000.00             2,267,106,347.90
  Previous Principal Distribution                                         395,529,591.20               815,188,770.00
Principal Carryover Amount                                                          --                           --
Principal Distribution for Current Period                                     60,591,684               124,879,810.00
Total Pricipal Distribution to Date                                          456,121,275               940,068,580.00
Beginning Invested Amount                                                    704,470,409             1,451,917,577.90
Ending Invested Amount                                                    643,878,724.98             1,327,037,767.90
Unreimbursed Principal Chargeoffs                                                      0                         --
Beginning Stated Amount                                                      704,470,409             1,451,917,577.90
Ending Stated Amount                                                         643,878,725             1,327,037,767.90


CLASS A-2 TRANCHE 1 NOTES
Initial Stated Amount                                                                                  330,000,000.00
  Previous Principal Distribution                                                                      232,008,084.00
  Principal Distribution for current period                                                             10,565,511.00
Total Principal Distribution to date                                                                   242,573,595.00
Beginning Invested Amount                                                                               97,991,916.00
Ending Invested Amount                                                                                  87,426,405.00
Unreimbursed Principal Chargeoffs                                                                                --
Beginning Stated Amount                                                                                 97,991,916.00
Ending Stated Amount                                                                                    87,426,405.00

CLASS A-2 TRANCHE 2 NOTES
Initial Stated Amount                                                                                  255,000,000.00
  Previous Principal Distribution                                                                                --
  Principal Distribution for current period                                                                      --
Total Principal Distribution to date                                                                             --
Beginning Invested Amount                                                                              255,000,000.00
Ending Invested Amount                                                                                 255,000,000.00
Unreimbursed Principal Chargeoffs                                                                                --
Beginning Stated Amount                                                                                255,000,000.00
Ending Stated Amount                                                                                   255,000,000.00

CLASS B NOTES
Initial Stated Amount                                                                                   39,000,000.00
  Previous Principal Distribution                                                                          861,822.00
Principal Carryover Amount                                                                                       --
  Principal Distribution for current period                                                                173,542.20
Total Principal Distribution to date                                                                     1,035,364.20
Beginning Invested Amount                                                                               38,138,178.00
Ending Invested Amount                                                                                  37,964,635.80
Unreimbursed Principal Chargeoffs                                                                                --
Beginning Stated Amount                                                                                 38,138,178.00
Ending Stated Amount                                                                                    37,964,635.80


REDRAW BONDS - SERIES 1
Previous Initial Stated Amount                                                                                   --
Initial Invested Amount                                                                                          --
  Principal Distribution (after last Distribution Date)                                                          --
  Principal Distribution for current period                                                                      --
Total Principal Distribution to date                                                                             --
Beginning Invested Amount                                                                                        --
Ending Invested Amount                                                                                           --
Unreimbursed Principal Chargeoffs                                                                                --
Beginning Stated Amount                                                                                          --
Ending Stated Amount                                                                                             --

REDRAW BONDS - SERIES 2
Previous Initial Stated Amount                                                                                   --
Initial Invested Amount                                                                                          --
  Principal Distribution (after last Distribution Date)                                                          --
  Principal Distribution for current period                                                                      --
Total Principal Distribution to date                                                                             --
Beginning Invested Amount                                                                                        --
Ending Invested Amount                                                                                           --
Unreimbursed Principal Chargeoffs                                                                                --
Beginning Stated Amount                                                                                          --
Ending Stated Amount                                                                                             --

                         SERIES 2001-1G MEDALLION TRUST

          Series 2001-1G Medallion Trust Data as at opening of business on the preceding determination date of November 1, 2002.



OUTSTANDING MORTGAGE BALANCE (AUD)
--------------------------------------------------------------------------------
                                                   Amount                  WAC
--------------------------------------------------------------------------------

   - Variable Rate Housing Loans         1,267,616,200.00                6.27%
   - Fixed 1 Year                          204,517,847.00                7.29%
   - Fixed 2 Year                          142,288,461.00                7.28%
   - Fixed 3 Year                           82,830,383.00                7.68%
   - Fixed 4 Year                            9,876,539.00                6.63%
   - Fixed 5 Year                            1,665,339.00                7.04%
                                         ---------------------------------------
          Total Pool                       $1,708,794,769                6.55%
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
DELINQUENCY INFORMATION

                           NO. OF                      AUD AMOUNT
                            LOANS     % OF POOL        OF % LOANS     % OF POOL
                           ------     ---------        ----------     ---------


     31-60 days               53         0.33%      $6,527,311.06       0.38%
     61-90 days               11         0.07%      $1,501,364.37       0.09%
     90+ days                 28         0.18%      $3,559,277.10       0.21%
                           -----------------------------------------------------
Mortgagee In Possession        0         0.00%              $0.00       0.00%
--------------------------------------------------------------------------------





                                  Page 8 of 8